Exhibit 99.1 May 2022 NASDAQ: OMEX

Forward Looking Information Odyssey Marine Exploration believes the information set forth in this presentation may include forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. Certain factors that could cause results to differ materially from those projected in the forward-looking statements are set forth in Risk Factors in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the Securities and Exchange Commission on March 31, 2022. The financial and operating projections as well as estimates of mining assets are based solely on the assumptions developed by Odyssey that it believes are reasonable based upon information available to Odyssey as of the date of this presentation. All projections and estimates are subject to material uncertainties and should not be viewed as a prediction or an assurance of actual future performance. The validity and accuracy of Odyssey's projections will depend upon unpredictable future events, many of which are beyond Odyssey's control and, accordingly, no assurance can be given that Odyssey's assumptions will prove true or that its projected results will be achieved. Cautionary Note Regarding Disclosure of Mineral Properties We are subject to the reporting requirements of the U.S. Securities Exchange Act of 1934, as amended, and as a result we report our mineral reserves and mineral resources according to Item 1300 of Regulation S-K (“Reg. S-K 1300”), as issued by the U.S. Securities and Exchange Commission (“SEC”). In our public filings in the United States and in certain other announcements not filed with the SEC, we disclose proven and probable reserves and measured, indicated and inferred resources, each as defined in Reg. S-K 1300. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves, and therefore investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into Reg. S-K 1300-compliant reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources, and therefore it cannot be assumed that all or any part of inferred resources will ever be upgraded to a higher category. Therefore, investors are cautioned not to assume that all or any part of inferred resources exist, or that they can be mined legally or economically. 2

Odyssey Marine Exploration (NASDAQ:OMEX) provides access to critically needed subsea mineral resources in an environmentally responsible way. We are developing a diverse portfolio of projects in various mineral sets and Table of Contents jurisdictions around the globe that can help the world transition to a greener economy, feed the growing population and provide vital materials for infrastructure. Section Page Q1 2022 Highlights 4 Odyssey Business Overview 6 Project Information 20 3 3

Q1 2022 Highlights NAFTA Litigation: ExO Phosphate • NAFTA hearing held January 24-29, 2022. • The NAFTA Tribunal heard directly from Odyssey, select experts, and witnesses. • Odyssey’s legal team also had the opportunity to cross-examine Mexico’s witnesses. • On May 10, 2022, one final witness, whose testimony was delayed due to COVID, testified before the NAFTA Tribunal. • Once the hearing transcripts are finalized, the final questions from the Tribunal are answered by the parties, and closing arguments are filed, the evidentiary phase of the case will be closed, and the Tribunal can begin final deliberations. • Odyssey cannot predict the length of these deliberations or when a ruling will be issued. • While Odyssey cannot comment on the hearings, management remains extremely confident in the merits of Odyssey's case. 4

Q1 2022 Highlights Continued

PROJECT ADVANCEMENT: CIC Project (Polymetallic Nodules)

- CIC granted exploration license for approx. 211,000 km^2 in the Cook Islands' EEZ.
- Update: Working with CIC to mobilize for exploration operations to begin in Q2 2022.

PROJECT ADDITION: South American Phosphate Project

- Executed a binding MOU to acquire 75% interest in a South American JV that holds 19 existing phosphate exploration licenses.
- Leverages our extensive experience in subsea phosphate resource validation, quantification, and development to quickly move these exploration licenses up the value curve.
- Update: Currently finalizing definitive documents and marine operations plans to begin offshore work as early as Q3 2022.

PROJECT ADVANCEMENT: Lihir Subsea Gold Project

- Offshore survey and mapping operations completed.
- Update: Raw data is being processed to produce a report and full analysis.

PROJECT ADVANCEMENT: Expertise Added - Multiple Projects

- Dr. Rahul Sharma added as Chief Scientific Advisor.
- Subsea Minerals Advisory Board Created: Initial members include Dr. James Hein, Craig Bryson, and Michael Wright who bring extensive geological, mining engineering and environmental expertise.


License and Bankable Feasibility Study Accepted
Environmental Permit and License
Resource Assessment, Environmental Base Line, Extraction and Commercial Programs
Validation and Geological Setting
Rights Acquired
Desktop Research
Project Value
Project De-Risking

5

NASDAQ: OMEX Who is Odyssey? • Global mineral exploration and development company ready to change the world by providing access to deep-ocean minerals. • Established leader in deep-ocean exploration since 1997. • Record-setting recoveries from shipwrecks up to 5,000 meters deep. • Began conducting mineral exploration expeditions using core competencies in 2009. • 30,000 square miles of seabed surveyed and mapped. • 24,000 hours of deep-sea exploration experience. • Proven experienced at all stages of deep-ocean mineral project development from resource validation, resource assessment, environmental impact studies, extraction programs, commercial program and licensing. 6

Why Are We Here? The Odyssey Opportunity Multi-faceted event-driven opportunity for investors as Odyssey solidifies one of the largest collections of deep-ocean mineral claims in the world. Long-term investment thesis currently overshadowed by ongoing NAFTA litigation that could return between $0 and $2B with no recourse to core business. Polymetallic Nodules Odyssey is positioned to be a disruptive element in the EV and renewable energy markets via its investment in and development of polymetallic nodule projects in several EEZs including the Cook Islands. Collectively, these ocean resources could more than double the world’s reserves of critical battery metals. Phosphate Odyssey is a leader in subsea phosphate exploration, as evidenced by the discovery and development of the ExO Phosphate Project. Recently signed MOU to become 75% JV partner in South America for similar phosphate project with growing demand for phosphate in the Americas. Gold Odyssey owns 85% of Lihir Subsea Gold with licenses adjacent to Newcrest’s Lihir gold mine and processing facility, one of the largest terrestial gold mines in the world. Subsea gold has the potential to be some of the lowest total cost gold on the planet, as terrestial gold exploration and extraction costs grow. 7

The Challenge The Race to Lower Emissions 195 countries and the EU have signed or acceded to the Paris Agreement (2015) with a goal of significantly lowering carbon emissions by the year 2050. Electric Vehicles (EVs) are expected to make up over half of 1. passenger vehicle sales by 2040 Low-carbon technologies (including wind, solar and batteries) are metal intensive, driving-up demand for mineral resources that contain these critical metals. Currently there is not enough cobalt, nickel, copper and/or rare earth elements in production to reach these goals. Source: 1. Bloomberg New Energy Finance, https://about.bnef.com/blog/electric-vehicles-accelerate-54- Graphic Credit: Visual Capitalist, https://www.visualcapitalist.com/climate- new-car-sales-2040/ 8 smart-mining-minerals-for-climate-action/

The Challenge World population and Fertilizer use Food Security Population Fertilizer use The world population will reach 9.7 billion people by 2050 - 1 nearly two billion more than the current population . 2 70% more food will be needed to feed the population . Fertilizer is required to increase crop yields. • Phosphate is a globally strategic resource: a key, essential driver in fertilizer production. • Current phosphate market dominated by OCP (Morocco), Russia and China. • Phosphate prices reach decade highs on higher demand from Brazil, China, India and U.S. Sources 1. United Nations. https://www.un.org/development/desa/en/news/population/worl d-population-prospects-2019.html 2. Food and Agriculture Organization of the United Nations. 9 year https://www.fao.org/news/story/en/item/35571/icode/ Credit: Meers, Erik. (2016). EIP-AGRI Focus Group on Nutrient Recyling : Starting Paper on how to improve the agronomic use of recycled nutrients (N and P) from livestock manure and other organic sources. Population[billion] fertilizer use[Mt]

Solution

The Future is Deep

- **Critical minerals currently being mined on land are available in the ocean.**
- **Ocean Minerals offer an ecologically and financially sound alternative to land-based mineral programs.**

	Ocean Minerals	Terrestrial Minerals
Percent of Earth's Surface	75%	25%
Minerals Available	Iron, Mg, Cu, Ni, Co, Au, REE, Ti, Pl, P, O	All
Prospecting Time	1-2 year	2-8 year
Exploration Costs	USD $ 15-30M	USD $10s of millions
Development Times	4-5 years from discovery	10+ years from discovery
Development Costs*	USD <$500 million/project	Up to billions of dollars/project
CAPEX	Lower with ship-based extraction system that can be redeployed	Higher with permanent site-specific infrastructure
OPEX	Lower due to less overburden, more efficient shipping logistics, and the ability to increase productivity through cost/tonne or ship charter financing options	Higher
Overburden	Little overburden to be removed in most projects	Overburden costs generally exceed ore mining costs
Social/ Community Impact	No community or indigenous population displacement – if close to a nearby island community, engagement and support provided	People displaced, operations consume freshwater, creates environmental issues surrounding mine
Ore Grades	Generally higher than terrestrial	Less than 20%, most less than 2%
Environmental Impact	Lower - The abyssal seafloor holds 300 to 1,500 times less life and stores 15 times less carbon than ecosystems on land. Limited biological impact and a manageable carbon footprint. No forested land, freshwater systems affected. Ongoing ocean dredging, aggregate and diamond mining widely accepted with known impacts and proven environmental impact mitigation practices	High. In addition to mine site, additional infrastructure to access

*Land mining includes processing costs on site

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Project Value Mexico Phosphate What We Do PNG Gold Value Creation License and South American Bankable Phosphate Feasibility Increase value of mineral portfolio Study • Move projects through the development phases Accepted South Pacific Nodules • Develop new projects Environmental • Increase/acquire equity in other projects Permit and License Resource Assessment, De-risk projects at every step of development Antigua & Barbuda Nodules Environmental Base Line, • Proprietary research, due diligence and analysis program Extraction and Commercial Programs eliminates projects with unacceptable risk prior to significant investment Validation and Multiple High Prospective Geological Setting • Development phases optimized to provide results-based Targets decision points before continued investment Rights Acquired Monetize upon license issuance Desktop Research • Extract and offload with strategic partners • Sell outright to an operator • Sell and retain minority equity stake/royalty Project De-Risking 11

ESG Responsible Seafloor Exploration At Odyssey, ESG factors are integrated into our core values, business strategy and approach. This helps us maintain a social license to operate, identify and manage risks and opportunities, and create long-term value for our shareholders. ENVIRONMENTAL GOVERNANCE SOCIAL • World-class environmental • Transparent and clear policies and • Positive record of HSE compliance science is a key component of the practices in place to ensure and reporting offshore. exploration phase. integrity and accountability. • Low employee turnover. • Projects only move forward if • Compliance with SEC, NASDAQ • Engage with local science supports mineral and SOX requirements. communities/host countries to resource(s) can be recovered in a • Board of Directors has targeted provide project information, sustainable, environmentally representation of gender and educational training, employment responsible way. racial/ethnic diversity, in line with opportunities and capacity building • Deep-sea minerals can provide a NASDAQ board diversity programs. cleaner solution for minerals guidance. • Involved in multiple local and required for the green energy international ocean education transition vs traditional land causes and initiatives. sources. 12

The Odyssey Advantage Mineral and Geographic EEZs of Sovereign Nations ISA Project Developers (controlled by one country) Polymetallic The Area governed by the Nodules UN International Seabed (Battery Metals) Authority (167 member nations) Gold Phosphate (Fertilizer) 13

Odyssey’s Diversified Mineral Portfolio Geologically Project Portfolio Includes South America - Phosphate • Battery metals PNG - Gold • Phosphate • Gold Geographically • Focus on projects in the Exclusive Economic Zones (EEZs) of countries interested in utilizing their natural resources in the deep ocean. • Work directly with host countries and within their laws and regulations. • Avoid projects regulated by the UN-created International Seabed Authority (ISA) made up of 167 members + the EU (the area outside of EEZs). 14

Mineral Composition

What are We Extracting from the Nodules?

Nodules are enriched in metals on a percent of weight basis. Total Kg of metals per nodule tonne can be estimated as shown below*.

			Kg per tonne of nodules
Mineral	Symbol	Composition	1,000
Cobalt	(Co)	~0.5%	5
Nickel	(Ni)	<0.3%	3
Copper	(Cu)	<0.3%	3
Manganese	(Mn)	~16%	160
Iron	(Fe)	~26%	260
Rare Earth Elements	(REE)	~0.15%	2

* Dry *in situ* estimate as processing efficiency is not considered.

Polymetallic Nodules

High Demand for Minerals

- 75kWh battery with NMC811 cathode chemistry + copper wire harness
- Sample metal requirements for a single passenger EV (electric vehicles)


Co
7.1kg
Cu
85kg
Ni
56kg
Mn
6.6kg

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Mineral Composition Polymetallic Nodules Sampling Historical sampling can provide a much Seafloor Nodule higher degree of confidence in Size Coverage geological setting and abundance of material. • Single cruise will materially increase geological confidence. Abundance Grade 2 (metal wt%) (Nodule Kg/m ) • Unlike terrestrial mines, where grade can vary by a couple feet, there is little to no variation in nodules in the same region. • Results provide accurate estimates on mineral resources. Environmental Resource Economics Footprint 16

Mineral Expertise Project Advisors Dr. Rahul Sharma – Chief Science Advisor • Former Chief Scientist from the CSIR-National Institute of Oceanography • 40 years in the field of exploration and exploitation of deep-sea minerals. • Master’s degree in Geology and a doctorate in Marine Science. • Led multi-disciplinary group on Environmental studies for marine mining. • Edited three special issues of journals, published 38 scientific papers, authored 27 articles and 41 technical reports, and presented more than 60 papers at national and international conferences. • Invited speaker and consultant for the International Seabed Authority, Jamaica. • Contributed to the “World Ocean Assessment report I” of the United Nations • Contributed a chapter on “Potential impacts of deep-sea mining on marine ecosystem’” for the Oxford Encyclopedia for environmental science. • Involved in several activities relating to science communication and outreach, as well as training programs for international participants, professionals and students. Dr. Mark Dr. Charles Tom Luther Morgan Albanese • Former President of the International • 40 years in mining industry. • Associate Professor of Physical Marine Minerals Society Oceanography, University of South • Former CEO of Vedanta Florida, College of Marine Science • 20+ years Environmental Planner Resources plc and Rio Tinto - two of the world’s • Director of the Ocean Monitoring and • Permitting and EIAs for renewable leading mining companies Prediction Lab at USF energy projects 17

Mineral Expertise Subsea Mineral Advisory Board Dr. James Hein Craig Bryson Michael Wright • 48 years experience as a marine geologist • 30 years experience Mining Engineer • 20 years experience in environmental and social permitting studies, environmental • Senior Scientist at USGS • CEO of Subsea Minerals Ltd responsible for management, auditing, due diligence and enforcing legislation and company SHE • Former President International Marine project management standards Minerals Society • Scientific advisor to International Seabed Authority 18

Building For The Future Our Leadership Team Odyssey Officers Mark Gordon John Longley Chris Jones Laura Barton CEO & Chairman President & COO CFO CBO, Secretary & Director • Seasoned entrepreneur; 35 years building • Vast experience in business logistics and • Investment strategy professional • Extensive strategic planning, corporate and leading companies marketing governance, business analysis, management, • 20+ years leading International business branding, communications and content • 15+ years at Odyssey • 25+ years in business development development, finance, sell-side and buy- development experience side investment banking, IR and • Orchestrated Odyssey pivot to minerals • 15+ years at Odyssey operational finance • 20+ years at Odyssey, leads business • Board member at Marine • Leads project operations including operations Applied Research and Exploration global research and marine operations (MARE) 19

ExO Phosphate - Baja California Sur, Mexico - North American Phosphate Phosphate 20

Phosphate ExO Phosphate Project Resource Phosphorite Deposit Odyssey currently owns 56% with an option Ownership to increase ownership to 65% through The ExO Phosphate Resource is one of the most significant conversion of debt. deposits of phosphate sands in the world. Status Awaiting Environmental Permit Phosphate is essential for high yielding agricultural production. Approval or NAFTA resolution Strategic resource: Currently China and Morocco are the top two phosphate producers while US resources are declining. This project is designed to produce up to 2.8 million tonnes of phosphate rock each year based on the current projections set in the project’s Environmental Impact Assessment and can be scaled up in phases. The current resource assessment from QP (independent professional) • 588.3 million tonnes of phosphate ore (with significant additional upside potential from large concession areas not yet tested). Average in situ ore grade P O of 18.1%, a high 2 5 ore grade that has been demonstrated to beneficiate well into a commercial rock product. • Overburden averaging only 1.14 meters (range 0 – 2 meters) contributing to efficient extraction economics. 21

Phosphate ExO Project Next Steps Environmental Permit & Mining license or NAFTA Award 2022 • NAFTA hearing 2019 2013-2014 • Odyssey initiated $2.3B Claim via 2016 NAFTA • NI 43-101 Completed, • Environmental Permit Engineering Partner 2018 arbitrarially denied Selected • Highest Mexican Court 2015 2012-2013 (TFJA) rules the Environmental Permit denial • Preliminary product testing • Extensive Exploration was illegal 2015 2012 • Environmental Application submitted • Mining Concession Granted • Additional adjacent concessions • Resource Identification acquired 22

Phosphate

ExO Project

Three Paths to Success

NAFTA Action - 2022	TFJA Case	Settlement

• Hearings held in Q1 & Q 2 2022, awaiting closure of evidentiary phase.
• $2B+ Claim
• Strong and compelling case on merits and claim value.
• $23M in non-recourse legal funding secured (litigation funders conducted exhaustive due diligence).
• International Arbitration: will not be affected by Mexican politics.
• Arguments, witness and expert statements filed.
	• Mexican Federal Court
	• Case currently in lower court awaiting final expert statement.
	• Case will then move to the same high court that ruled unanimously for ExO in March 2018.
	• March 2018 unanimous ruling found SEMARNAT had denied the permit in violation of Mexican law.
		• Mexico issues environmental permit and compensation is provided to Odyssey.
		• Litigation funding converts to 50% IRR Note.
		• Odyssey has three options:
		  • Move to production with standard dredging technology
		  • Partner with an operator (ongoing revenue stream)
		  • Monetize asset

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CIC Polymetallic Nodule Exploration Project - Cook Islands - Potential World-Class Battery Metal Source Polymetallic Nodules 24

Polymetallic Nodules Cook Islands Nodule Project Resource Polymetallic Nodules • CIC Limited (CIC) holds an exploration license covering approximately 211,000 Odyssey holds a 16% stake in CIC, with Ownership 2 opportunities to increase its stake km within the Cook Islands' EEZ. This grants CIC the exclusive right to apply for harvesting license in that area. Status Exploration License Granted Q1 2022 • Estimates based on 15 previous research cruises are that 7 million tonnes of cobalt are contained in the nodules in CIC's exploration license area which is equal to known worldwide terrestrial cobalt reserves. • Commercially viable recovery of Mn, Fe, Cu, Ni, Ti, and REE is anticipated as well. • Odyssey and Royal Boskalis Westminster N.V. (AMS: BOKA) are marine operating partners and part of the CIC Consortium. • CIC has committed financing (up to US $44M), projected to cover exploration costs through 2026. • Offshore exploration scheduled to commence in June 2022. • Boskalis has developed a harvesting system design that will significantly minimize environmental impact while relying on proven engineering for nodule collection and extraction, minimizing the risk of down time. 25

Cook Islands Nodule Project

Next Steps

Polymetallic Nodules

Phase 1 Deliverables

1. 300-500 kg nodule samples – confirm estimates from 15 research cruises by Japan, Germany, Norway and Scripps.
2. Seafloor samples for baseline environmental studies.

Phase 2 Deliverables

1. Full Bathymetric Survey of all CBGs (License area).
2. 5-10 Tonnes Bulk Samples.
3. 300 Box Core samples for resource assessment and environmental data baseline collection.
   - Geotechnical Data for extraction partner (Boskalis)
4. Additional Environmental Sampling.
5. Video/Camera Stills Transects.

Phase 3 Deliverables

1. Detailed and long-term environmental studies / modeling.
2. Environmental mitigation measure development.
3. Harvesting plan modeling / statistics.



Phase 3:
Environmental Assessment
Harvesting Plan Definition
Environmental Impact Assessment
Harvesting License Application
Harvesting License Granted if research shows no serious harm to the Environment
Phase 2:
Resource Assessment
Extraction Program Definition
Pending $40M Dyne Funding
Phase 1:
Validation and Geological Setting
$3.5M Dyne Funding
3-2
3-1
2-4
2-3
2-2
2-1
1-3
1-2
1-1
Harvesting Permit Application
Environmental Permit Application
LOIs for offtake agreements. reserve, mine plan, and feasibility drafting.
NPV / DCF Model
Defined extraction program with OPEX and CAPEX
JORC resource assessment
Geological setting data supports enhanced engineering of extraction system design.
Samples accrue to processing and metallurgy analysis (early-stage reporting).
Rough estimate of nodule abundance in select sampling areas.
Project Value
Project De-risking

26

Polymetallic Nodules

Cook Islands Nodule Project

Partners

CIC Consortium

Greg Stemm (SeaRock Resources LLC)

Co-founder of Odyssey Marine Exploration, past President of International Marine Minerals Society. Mr. Stemm brings 35+ years of leadership successfully pioneering deep-ocean exploration projects.

Tom Albanese (20,000 Leagues, LLC)

Former CEO of Rio Tinto and Vedanta with vast experience managing world leading mining and natural resource companies.

Mark Justh (Cobalt Capital Partners, LLC)

Former Managing Director of J.P. Morgan, Hong Kong with extensive international investment banking experience.

Marine Operating Partners

Odyssey Marine Exploration, Inc. (NASDAQ: OMEX)

World leader in deep-ocean exploration utilizing innovative methods and state-of-the-art technology to discover and evaluate deep-ocean resources for over 25 years.

Royal Boskalis Westminster N.V. (AMD: BOKA)

A global leader in ocean mineral extraction, dredging and marine engineering.

Capital Partner

DYNE Capital, LLC

A merchant bank formed by a number of family office and financial services professionals to allocate private capital to Australia, Canada, New Zealand, the United Kingdom, and the United States on "Clean Path" initiatives encouraging stronger ties between member countries and reduce security concerns of essential assets for our governments

27

OMEX Phosphate JV -South America- South American Phosphate Resource Phosphate 28

Phosphate South American Resource Phosphorite Phosphate Status MOU signed in Feb 2022 to form a JV with Blue Sea Minerals, which holds 2 exploration rights to 380 km of seafloor. • Capitalizes on our extensive subsea phosphate capabilities. Odyssey will own 75% of the JV. • South Atlantic continental shelf phosphorites similar to the ExO Mexico site’s water depth and features geologic Exploration License Areas settings viable for extraction. • Based on past phosphate project work and existing exploration rights, project can move from exploration to extraction quickly. • Blue Sea Minerals has existing team experienced in research surveys on similar projects. • Combining Blue Sea Minerals' local knowledge and expertise with Odyssey's extensive knowledge in phosphate validation, quantification and project development provides a compelling opportunity. 29

Phosphate

South American Phosphate Project

Next Steps

Phase 1 Deliverables

1. Bathymetric and sub-bottom profile of exploration area cluster.
2. Box core and vibracore geological samples.

Phase 2 Deliverables

1. Extensive coring and environmental survey.
2. Assay and resource assessment.

Phase 3 Deliverables

1. Detailed and long-term environmental studies / modeling.
2. Environmental mitigation measure development.
3. Mine plan modeling / geo-statistics.



Phase 3:
Environmental Assessment
Mine Plan Definition
Environmental Permit & Mining License
Mining License & Bankable Feasibility Study Accepted
Phase 2:
Resource Assessment
Extraction Program Definition
Phase 1:
Phosphate Validation and Geological Setting
3-2
3-1
2-4
2-3
2-2
2-1
1-3
1-2
1-1
Mining Permit Application
Environmental Permit Application
LOI's for offtake agreements. reserve, extraction plan, and feasibility drafting.
NPV / DCF Model
Defined extraction program with OPEX and CAPEX
NI 43-101 resource assessment
Geological setting data supports enhanced engineering of extraction system design.
Samples accrue to processing and minerology analysis (early-stage reporting).
Rough estimate of phosphate abundance in select sampling areas.
Project Value
Project De-risking

30

Phosphate

South American Phosphate Project

Previous Phosphorite Research

Third-party scientific studies

- Geophysics
  - 14,596 NM of collected data over the continental shelf, slope and adjacent oceanic regions.
  - Creation of a bathymetric grid and 3D representation of the seabed.
  - Highlighted areas prospective for phosphorite exploration.
- Samples
  - Various sample efforts confirm phosphorites exist in the EEZ.
  - Includes samples from 100 – 500 m water depth generally proximal to the exploration license areas
  - Samples include phosphorite nodules with 15 - 16% P_2O_5.


52°0'W
50°0'W
48°0'W
46°0'W
44°0'W
42°0'W
24°0'S
26°0'S
28°0'S
30°0'S
32°0'S
34°0'S
RBGf
DEPÓSITOS FOSFÁTICOS MARINHOS NA COSTA SUDESTE E SUL DO BRASIL: POTENCIAIS ÁREAS DE OCORRÊNCIA IDENTIFICADAS COM DADOS DE RETROESPALHAMENTO ACÚSTICO DO FUNDO E SEDIMENTOLÓGICOS ANALISADOS SOBRE MAPA BATIMÉTRICO 3D
0 50 100 200
Km

Marine phosphate deposits on the southeast and south coast : potential areas of occurrence identified with acoustic backscatter and sedimentological data analyzed using a 3D bathymetric map

31

Phosphate South American Phosphate Project Recent Research Carried Out by a South American Government • Research was conducted by CPRM (Geological Survey) onboard vessel Vital de Oliveira from January 28 - March 19, 2020. • Collected samples, geological and bathymetric data along the Continental Shelf in the same region as the exploration license areas, as well as on the Bromley Plateau. • JV partner and Odyssey contacts have been working with and communicating with South American universities and CPRM. Photo Credits: CPRM 32

Lihir Subsea Gold - Lihir, Papua New Guinea - Adjacent to Large Terrestrial Gold Mine & Processing Gold 33

Gold

Lihir Subsea Gold Project

- License area adjacent to Lihir Island, PNG where one of the world's largest known terrestrial gold deposits is currently being mined and processed by Newcrest Mining.
- At least five prospective exploration targets in two different mineralization types: hydrothermal-related and modern placer gold.
- One defined target area in the Lihir Subsea Gold Project concession was sampled with an average result of 14 g/t gold with bonanza grades exceeding 200 g/t in several individual samples (current nearby terrestrial gold mine grade from 2 to 4 g/t.).
- Water depths 500 – 2,000 meters
- Mineralization is expected to include endowments of gold, silver, antimony, zinc, lead, mercury, and copper, with gold anticipated as the dominant metal of interest.
- Project supported by an established business network of in-country environmental, geological, government relations/legal, and logistics experts.
- Exploration rights are secured with a clear path to a mining license.

Resource	Gold Deposit
Ownership	Odyssey Marine Exploration owns 85.6%
Status	Exploration license in place. Mapping and exploration commenced January 2022.


Lihir
Legend
Licensed Exploration Areas
Island

34

Gold How Debris Flow Affects Surrounding Area Geological interpretation demonstrating how the Luise Volcano’s slope failure may have resulted in part of the Ladolam gold deposit Geology Map of Lihir Island flowing to the adjacent debris field offshore. Graphic Credit: Neptune Minerals Londolovit Block Huniho Volcano Wurtol Ladolam Block Ladolam Mine Luise Volcano Kinami Volcano Interpreted from Illustration by Müller, Herzog, Scholten & Hunt 35

Gold

LIHIR SUBSEA GOLD

Lihir Subsea Gold Project

Next Steps

Phase 1 Deliverables

1. Full mapping of license area (completed January 2022)
2. Extensive "validation" sampling of debris flows and "indicative" sampling of hydrothermal exploration targets.
3. Geological setting survey to validate / support conceptual extraction engineering.

Phase 2 Deliverables

1. Systemic sampling of debris flow(s) for resource assessment.
2. Further sampling of hydrothermal targets pending Phase 1 results.
3. Bulk sampling / detailed geological setting data collection, extraction engineering.
4. Baseline environmental studies.
5. Assay and resource assessment.

Phase 3 Deliverables

1. Environmental permit, mine plan defined, extraction engineering complete.
2. Offtake agreements executed.



Phase 3:
Environmental Assessment
Mine Plan Definition
Environmental Permit & Mining License
Mining License & Bankable Feasibility Study Accepted
Phase 2:
Resource Assessment
Extraction Program Definition
Phase 1:
Gold Validation and Geological Setting
3-2
3-1
2-4
2-3
2-2
2-1
1-3
1-2
1-1
Offtake agreements executed
Environmental permit, mine plan defined, extraction engineering complete
Baseline environmental studies
Bulk sampling / detailed geological setting data collection, extraction engineering
Further sampling of hydrothermal targets pending Phase 1 results
Systemic sampling of debris flow(s) for resource assessment.
Geological setting survey to validate / support conceptual extraction engineering
Extensive "validation" sampling of debris flows and "indicative" sampling of hydrothermal exploration targets
Full mapping of license area (January 2022)
Project Value
Project De-risking

36

The Future is Deep… • Governments and tech manufactures are looking to secure new supply sources of critical minerals to address carbon reduction goals and food security issues. • Ocean mineral exploration is an environmentally and socially responsible source to obtain critical minerals. • Odyssey is a global mineral exploration and development company ready to change the world by providing access to deep- ocean mineral resources. • The company focuses on discovering and developing projects that could supply substantial sources of battery metals (polymetallic nodules) and aid fertilizer production (phosphorite deposits). And Odyssey Has the Expertise and Experience to Get There Investor Contact: IR@OdysseyMarine.com 37 37